Definition of Terms in Fund Name	Jul. 07, 2026
Fund Name Disclosure [Line Items]
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objective.

The Trust seeks to provide returns that match the price return of the Underlying ETF up to a predetermined upside cap of ____% (before applicable sales charges and organization costs) while providing a buffer against the first 10% of Underlying ETF losses (before applicable sales charges and organization costs) during the period from August __, 2026 to November 1, 2027. Under normal market conditions, the Trust will invest at least 80% of its net assets in investments that provide exposure to semiconductor companies. For purposes of this 80% policy, the Trust considers companies included in the MVIS® US Listed Semiconductor 25 Index to be semiconductor companies. The Trust is concentrated (i.e., invests 25% or more of Trust assets) in investments that provide exposure to the information technology sector.